LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1 (I&M Trust 6) dated as of October 15, 1990, to Lease Agreement (I&M Trust 6) dated as of December 1, 1989 (the "Original Lease"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement (I&M Trust 6) dated as of December 1, 1989 with NEMLC Leasing Associates No. 2, a Massachusetts limited partnership, as Lessor, and INDIANA MICHIGAN POWER COMPANY, an Indiana corporation, as Lessee.

          WHEREAS, the Original Lease was recorded in the Office of the Recorder of Spencer County, Indiana, on the 7th day of December, 1989, as Instrument No. 89-4194 in Book No. 57, Page
No. 385;

          WHEREAS, the Original Lease provides that in the event any of the Pricing Assumptions proves to have been incorrect or any Refunding Notes are issued, then in such cases (a) the percentages for Basic Rent, Stipulated Loss Value and Termination Value set forth, respectively, in Schedules 1, 2 and 3 to the Original Lease shall be adjusted so as to preserve the Owner Participant's Initial Theoretical Return, and (b) the Lessor and the Lessee shall execute a supplement to the Original Lease amending Schedules 1, 2 and 3 thereof to set forth such recalculated percentages for Basic Rent, Stipulated Loss Value and Termination Value, respectively; and

          WHEREAS, Transaction Expenses paid by the Owner Trustee with funds provided by the Owner Participant are other than as set forth in the original Pricing Assumptions, and Refunding Notes were issued on February 8, 1990, and on June 20, 1990, to refund the Initial Series A Notes;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          1. Capitalized terms used in this Lease Supplement and not defined herein shall have the respective meanings assigned to them in the Original Lease.

          2.  The percentages for Basic Rent set forth in
Schedule 1 hereto, the Stipulated Loss Value percentages set forth in Schedule 2 hereto and the Termination Value percentages set forth in Schedule 3 hereto shall replace any prior Schedules 1, 2 and 3 of the Original Lease, respectively, for all purposes.

          3. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.



          4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LEASEHOLD AND SUBLEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO SUCH LEASEHOLD AND SUBLEASEHOLD ESTATES, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF INDIANA.

          5. The Owner Participant hereby authorizes and directs the Owner Trustee, pursuant to Section 5.02 of the Trust
Agreement, to execute and deliver this Lease Supplement, perform the terms of the Original Lease, as amended by this Lease
Supplement, and to execute and deliver Amendment No. 1 to Form U-
7D which is in a form approved by the Owner Participant.

          6. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, the Lessor and Lessee have caused this Lease Supplement to be duly executed as of the date and year set forth in the opening paragraph hereof.

                               Lessor

                               WILMINGTON TRUST COMPANY
                                 not in its individual capacity
                                 but solely as Owner Trustee
[CORPORATE SEAL]


Attest: /s/ Emmett R. Harmon      By:  /s/ James P. Lawler
Name:   Emmett R. Harmon        Name:  James P. Lawler
Title:  Vice President         Title:  Financial Services Officer


                               Lessee

                               INDIANA MICHIGAN POWER COMPANY
[CORPORATE SEAL]


Attest: /s/ Jeffrey D. Cross      By:  /s/ G. P. Maloney
Name:   Jeffrey D. Cross        Name:  G.P. Maloney
Title:  Asst. Secretary        Title:  Vice President



Consented and agreed to by:
NEMLC LEASING ASSOCIATES NO. 2,

By:     NEMLC Leasing Corporation,
        General Partner,

By:     BOT Financial Corporation,
        Attorney-in-fact

By:     /s/ Gary L. Christensen
Name:   Gary L. Christensen
Title:  Senior Vice President






STATE OF DELAWARE   )
COUNTY OF NEW CASTLE) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared James P. Lawler and Emmett R. Harmon, the Financial Services Officer and Vice President of WILMINGTON TRUST COMPANY, who acknowledged themselves to be duly authorized officers of WILMINGTON TRUST COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of WILMINGTON TRUST COMPANY.



                              /s/ Sonja F. Allen
                              Name:  Sonja F. Allen
                              Notary Public
                              My Commission Expires:  5-30-92
                              Residing in New Castle County




STATE OF OHIO            )
COUNTY OF FRANKLIN       ) SS.:

        On this, the 26th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared G.P. Maloney and Jeffrey D. Cross, the Vice President and Assistant Secretary of INDIANA MICHIGAN POWER COMPANY, who acknowledged themselves to be duly authorized officers of INDIANA MICHIGAN POWER COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of INDIANA MICHIGAN POWER COMPANY.


                              /s/ Mary M. Soltesz
                              Name:  MARY M. SOLTESZ
                              Notary Public
                              My Commission Expires: 7-13-94
                              Residing in Franklin County




COMMONWEALTH OF MASSACHUSETTS )
COUNTY OF SUFFOLK             ) SS.:

        On this, the 31st day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared Gary L. Christensen, the Senior Vice President of BOT FINANCIAL CORPORATION, the Attorney-in-Fact of NEMLC LEASING CORPORATION, the general partner in NEMLC LEASING ASSOCIATES NO. 2, who acknowledged himself to be a duly authorized officer of BOT FINANCIAL CORPORATION, the Attorney-in-Fact of NEMLC LEASING CORPORATION, the general partner in NEMLC LEASING ASSOCIATES NO. 2, and that, as such officer, being authorized to do so, he executed the foregoing instrument for the purposes therein contained by signing the name of BOT FINANCIAL CORPORATION, the Attorney-in-Fact of BOT FINANCIAL CORPORATION, as the general partner in NEMLC LEASING ASSOCIATES NO. 2.



                              /s/ Mark A. Helman
                              Name:  Mark A. Helman
                              Notary Public
                              My Commission Expires:  7-24-92
                              Residing in Norfolk County


        This instrument was prepared by James M. Cotter, 425 Lexington Avenue, New York, New York 10017-3939.




                                                       Schedule 1
                                                          [NEMLC]


                     BASIC RENT PERCENTAGES

      Basic Rent Payment Date           Basic Rent Percentage

          December 7, 1990                     4.311192660%
          June 7, 1991                         4.311192660
          December 7, 1991                     4.311192660
          June 7, 1992                         4.311192660
          December 7, 1992                     4.311192660
          June 7, 1993                         4.311192660
          December 7, 1993                     4.311192660
          June 7, 1994                         4.311192660
          December 7, 1994                     4.311192660
          June 7, 1995                         4.311192660
          December 7, 1995                     4.311192660
          June 7, 1996                         4.311192660
          December 7, 1996                     4.311192660
          June 7, 1997                         4.311192660
          December 7, 1997                     4.311192660
          June 7, 1998                         4.311192660
          December 7, 1998                     4.311192660
          June 7, 1999                         4.311192660
          December 7, 1999                     4.311192660
          June 7, 2000                         4.311192660
          December 7, 2000                     4.311192660
          June 7, 2001                         4.311192660
          December 7, 2001                     4.311192660
          June 7, 2002                         4.311192660
          December 7, 2002                     4.311192660
          June 7, 2003                         4.311192660
          December 7, 2003                     4.311192660
          June 7, 2004                         4.311192660
          December 7, 2004                     4.311192660
          June 7, 2005                         4.311192660
          December 7, 2005                     4.311192660
          June 7, 2006                         4.311192660
          December 7, 2006                     4.311192660
          June 7, 2007                         4.311192660
          December 7, 2007                     4.311192660
          June 7, 2008                         4.311192660
          December 7, 2008                     4.311192660
          June 7, 2009                         4.311192660
          December 7, 2009                     4.311192660
          June 7, 2010                         4.311192660
          December 7, 2010                     4.311192660
          June 7, 2011                         4.311192660
          December 7, 2011                     4.311192660
          June 7, 2012                         4.311192660
          December 7, 2012                     4.311192660
          June 7, 2013                         4.311192660
          December 7, 2013                     4.311192660
          June 7, 2014                         4.311192660
          December 7, 2014                     4.311192660
          June 7, 2015                         4.311192660
          December 7, 2015                     4.311192660
          June 7, 2016                         4.311192660
          December 7, 2016                     4.311192660
          June 7, 2017                         4.311192660
          December 7, 2017                     4.311192660
          June 7, 2018                         4.311192660
          December 7, 2018                     4.311192660
          June 7, 2019                         4.311192660
          December 7, 2019                     4.311192660
          June 7, 2020                         4.311192660
          December 7, 2020                     4.311192660
          June 7, 2021                         4.311192660
          December 7, 2021                     4.311192660
          June 7, 2022                         4.311192660
          December 7, 2022                     4.311192660




                                                       Schedule 2
                                                          [NEMLC]

                STIPULATED LOSS VALUE PERCENTAGES

                                           Stipulated Loss
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   104.67426562%
          June 7, 1991                       105.55978999
          December 7, 1991                   106.33849364
          June 7, 1992                       107.02780944
          December 7, 1992                   107.62645760
          June 7, 1993                       108.14588517
          December 7, 1993                   108.58372784
          June 7, 1994                       108.94625799
          December 7, 1994                   109.22319872
          June 7, 1995                       109.42384518
          December 7, 1995                   109.54766977
          June 7, 1996                       109.59961888
          December 7, 1996                   109.57084292
          June 7, 1997                       109.46501338
          December 7, 1997                   109.27332050
          June 7, 1998                       108.99909498
          December 7, 1998                   108.63358001
          June 7, 1999                       108.17974181
          December 7, 1999                   107.62889179
          June 7, 2000                       106.98360628
          December 7, 2000                   106.23528257
          June 7, 2001                       105.38608042
          December 7, 2001                   104.42750344
          June 7, 2002                       103.36446042
          December 7, 2002                   102.22486804
          June 7, 2003                       101.03063187
          December 7, 2003                    99.77913178
          June 7, 2004                        98.46762191
          December 7, 2004                    97.09322479
          June 7, 2005                        95.65292496
          December 7, 2005                    94.14227296
          June 7, 2006                        92.56006032
          December 7, 2006                    90.93056608
          June 7, 2007                        89.26378007
          December 7, 2007                    87.55683962
          June 7, 2008                        85.81342175
          December 7, 2008                    84.04698655
          June 7, 2009                        82.25308585
          December 7, 2009                    80.43777121
          June 7, 2010                        78.59620364
          December 7, 2010                    76.73905053
          June 7, 2011                        74.86145666
          December 7, 2011                    72.97342102
          June 7, 2012                        71.06988672
          December 7, 2012                    69.16217511
          June 7, 2013                        67.24503990
          December 7, 2013                    65.33128597
          June 7, 2014                        63.41548814
          December 7, 2014                    61.51211513
          June 7, 2015                        59.61544459
          December 7, 2015                    57.74176097
          June 7, 2016                        55.88525217
          December 7, 2016                    54.03920376
          June 7, 2017                        52.13561298
          December 7, 2017                    50.15215540
          June 7, 2018                        48.07386865
          December 7, 2018                    45.90835338
          June 7, 2019                        43.63991485
          December 7, 2019                    41.27579385
          June 7, 2020                        38.79991980
          December 7, 2020                    36.21914091
          June 7, 2021                        33.51697658
          December 7, 2021                    30.69984684
          June 7, 2022                        27.86701094
          December 7, 2022                    25.00000000




                                                       Schedule 3
                                                          [NEMLC]

                  TERMINATION VALUE PERCENTAGES

                                             Termination
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   104.67426562%
          June 7, 1991                       105.55978999
          December 7, 1991                   106.33849364
          June 7, 1992                       107.02780944
          December 7, 1992                   107.62645760
          June 7, 1993                       108.14588517
          December 7, 1993                   108.58372784
          June 7, 1994                       108.94625799
          December 7, 1994                   109.22319872
          June 7, 1995                       109.42384518
          December 7, 1995                   109.54766977
          June 7, 1996                       109.59961888
          December 7, 1996                   109.57084292
          June 7, 1997                       109.46501338
          December 7, 1997                   109.27332050
          June 7, 1998                       108.99909498
          December 7, 1998                   108.63358001
          June 7, 1999                       108.17974181
          December 7, 1999                   107.62889179
          June 7, 2000                       106.98360628
          December 7, 2000                   106.23528257
          June 7, 2001                       105.38608042
          December 7, 2001                   104.42750344
          June 7, 2002                       103.36446042
          December 7, 2002                   102.22486804
          June 7, 2003                       101.03063187
          December 7, 2003                    99.77913178
          June 7, 2004                        98.46762191
          December 7, 2004                    97.09322479
          June 7, 2005                        95.65292496
          December 7, 2005                    94.14227296
          June 7, 2006                        92.56006032
          December 7, 2006                    90.93056608
          June 7, 2007                        89.26378007
          December 7, 2007                    87.55683962
          June 7, 2008                        85.81342175
          December 7, 2008                    84.04698655
          June 7, 2009                        82.25308585
          December 7, 2009                    80.43777121
          June 7, 2010                        78.59620364
          December 7, 2010                    76.73905053
          June 7, 2011                        74.86145666
          December 7, 2011                    72.97342102
          June 7, 2012                        71.06988672
          December 7, 2012                    69.16217511
          June 7, 2013                        67.24503990
          December 7, 2013                    65.33128597
          June 7, 2014                        63.41548814
          December 7, 2014                    61.51211513
          June 7, 2015                        59.61544459
          December 7, 2015                    57.74176097
          June 7, 2016                        55.88525217
          December 7, 2016                    54.03920376
          June 7, 2017                        52.13561298
          December 7, 2017                    50.15215540
          June 7, 2018                        48.07386865
          December 7, 2018                    45.90835338
          June 7, 2019                        43.63991485
          December 7, 2019                    41.27579385
          June 7, 2020                        38.79991980
          December 7, 2020                    36.21914091
          June 7, 2021                        33.51697658
          December 7, 2021                    30.69984684
          June 7, 2022                        27.86701094
          December 7, 2022                    25.00000000